Company Profile
• Leading niche-oriented global provider of solutions and products for difficult product recovery, pollution control, and fluid handling applications

• Diverse, synergistic product offering

• Strong global brand recognition

• Approximately 40% of revenues derived from recurring parts and consumables sales
Met-Pro: Protecting our environment while serving
business and industry around the world

NYSE: MPR

This presentation includes forward-looking statements which reflect the
Company’s current views with respect to future events and financial performance, but involve uncertainties that could significantly impact results. The Private Securities Litigation Reform Act of 1995 provides a
“safe harbor” for such forward-looking statements.

Overview
• FY 2008 was the best year in the Company’s history despite a weak economic environment
• Record high sales and earnings

• Expanding operating margins
• Strong momentum, pace of business activity
• Recognized for second consecutive year as one of America’s “200
 Best Small Companies” by Forbes Magazine
• Recognized for second consecutive year as one of America’s “Top
 Small to Midsize Manufacturers” by Start-It Magazine

Investment Highlights
• Three consecutive years of increased sales

• Brand recognition driving rapid global growth

• Growing base of installed equipment creating recurring demand for parts and consumables ~ 40% of sales

• Improved efficiencies, product mix, scale economies driving margin expansion
• Outsourcing minimizes growth constraints and reduces risks during down turns
• Experienced Management/Independent Board of Directors
• Strong balance sheet
• Dividend paid for 33 consecutive years

Businesses
FY 2008
Product Recovery/
Pollution Control

53.2%
$56.9 Million
Filtration/
Purification

21.0%
$22.4 Million
Fluid Handling

25.8%
$27.6 Million

2008 International
• Growth in international markets
 remained strong
• Countries around the globe continue
 to invest in expanding their industrial
 infrastructure
 Sales   $30.2 million
   +34%
 Operating Income $4.1 million
    +100%
2007
75.9%
U. S. Sales
24.1%
Foreign Sales
2008
28.3%
Foreign Sales
71.7%
U. S. Sales

International Net Sales
For FYE 1/31/2008
$30,208,043
Central
America
2.2%
Other
1.4%
Caribbean
4.7%
Southeast Asia
4.9%
Africa &
Middle East
7.2%
North Pacific
11.6%
Canada
19.2%
South America
19.7%
Europe
29.2%

Customers & Major Markets
• Over 8,000 active customers

 - Well-diversified cross-section
 of industries including
 Fortune 1000 companies
• Major markets include

 - Pharmaceutical
 - Chemical/petrochemical
 - Food processing
 - Metal finishing
 - Saltwater aquariums
 - Refinery
 - Semiconductor/electronics
 - Municipalities
 - Universities
 - Hospitals/public health
 - Government facilities
No One Customer Accounts for More
 Than 10% of Met-Pro’s Business

Products from Single Units…
Mefiag Filter System
Flex-Kleen Pulse-Jet
Cartridge Dust
Collector
Fybroc FRP Pumps
Strobic Air Patented
Tri-Stack™ Fan
Dean
Metallic Pumps
Sethco
Thermoplastic
Pumps
Keystone
Custom Filter
Cartridges
Duall AroBIOS™ Bioscrubber
Pristine Water
Treatment
Chemicals

…to Large, Complex Systems
Dean High
Temperature Pumps
Fybroc FRP Pumps
Mefiag Filter Systems
Duall Multi Component
Hot Gas Scrubber System
Flex-Kleen
Bag Houses
Systems Rotary
Concentrator and
Recuperative
Thermal Oxidizer
Strobic Air Patented
Tri-Stack™ Fans

Growth Drivers
• Leading niche market company
 with established international brand
 name recognition
• Large installed base
• Improving cost structure
• Favorable regulatory environment
• Worldwide industrialization in
 emerging markets
• Reduction of energy consumption
• Upgrade and retro-fit opportunities
• End market expansion
• Process control and protection of downstream
 equipment
• Performance improvement

Strategy: Evolve From Product to Vendor to High
Value - Added Systems Solutions Partner
 Leveraging Breadth of Products
• $7.0 million for two (2) thermal oxidizer systems
• $3.3 million for sixteen (16) odor control systems at waste and trash composting facility
• $2.6 million for dust collectors - International
• $1.7 million for pumps for world’s largest saltwater aquarium
• $1.7 million to modify existing thermal oxidizer
• $900,000 for Tri-Stack™ fans for lab exhaust
• $700,000 for thermal oxidizer/scrubber for asian synthetic rubber manufacturer

New Products
• New Duall Hydro-Lance® wet particulate collector
• Successfully commissioned and started-up a thermal oxidizer revamp at an ethanol plant that is the first known facility to recover water from the flue gas
• Introduced a unique, new patented Keystone GIANT® filter housing and a new line of sub-micronic filter cartridges
• New 4x6x13 FRP magnetic drive pump, largest in industry
• Introduced a high capacity, high temperature Mefiag filter line
• Introduced a 75 horsepower Strobic Air Tri-Stack™ fan designed for high pressure and high flow

Growth Strategies
• Increase penetration in existing markets
• Expand geographic reach

• Globally penetrate new markets

• New product development

• Strategic acquisitions and technology
 licensing agreements

• Global sourcing

• Strong customer focus

Margin Improvement Strategies
• Expand operating margin through:
 – Pricing power
 – Single source solutions
 – Global sourcing
 – Volume discounts
 – Consolidation
 – Improved project execution
 – Leverage operating expenses
 – Higher margin international sales

Sales

• Improved execution, better product mix leading to widening margins
Gross Margins

*
16.5%
* 13.2% Excluding Gain On Sale Of Building
Operating Margin

Cash Flow From Operations

Diluted EPS

LTD
04/30/08
Total
Assets
Shareholders
Equity
Cash
$4.0
$109.3
$84.8
$25.1
( $ Millions )
Quarterly Dividend Rate $0.055/share
$1.64 per
share
Strong Financial Condition

Summary
• Record sales and earnings
• Three consecutive years of rising sales ~
 exceeded $100 million for first time in history
• International brand recognition driving rapid global
 growth
• Growing base of installed equipment creates recurring
 demand for parts and consumables ~ 40% of sales
• Improved efficiencies, product mix, scale economies
 driving margin expansion
• Strong momentum
• Strong pace of business activity
• Strong balance sheet